SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 10, 2002
                      --------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                               001-8368 51-0228924
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             (Commission File No.) (IRS Employer Identification No.)


         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
               (Address of principal executive offices) (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 10, 2002 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-------------     ----------------------------------------------------
99.1              Press Release issued June 10, 2002 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             SAFETY-KLEEN CORP.



Date: June 13, 2002          By:    /s/ Larry W. Singleton
                                  -----------------------------------
                                  Larry W. Singleton
                                  Executive Vice President and Chief
                                  Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
99.1                  Press Release issued June 10, 2002 (Filed herewith.)

FOR IMMEDIATE RELEASE                                   Media Contact: John Kyte
June 10, 2002                                                       803-933-4224


OBJECTION  TO  PROPOSED  SALE  OF  SAFETY-KLEEN'S   CHEMICAL  SERVICES  DIVISION
WITHDRAWN; COURT SETS JUNE 17 SALE HEARING DATE

         Columbia, S.C. - An objection to the proposed sale of Safety-Kleen Corp.'s Chemical Services Division (CSD) was withdrawn by Onyx North America during a Bankruptcy Court hearing today. The court also set a sale hearing for next Monday, June 17.

         The court had originally set the sale hearing for June 13, but today rescheduled it to allow for a possible new bid from Onyx, which must be received by Friday, June 14. Onyx had submitted a bid by the original bidding deadline of May 30, but that bid was subsequently determined not to be "qualified" pursuant to the court's requirements. One qualified bid, from Clean Harbors, Inc., was received.

         Today's court action was based on a motion filed with the Bankruptcy Court by Onyx on May 15, 2002, objecting to the proposed sale of the CSD, and seeking a 60-day delay in the bidding deadline. Safety-Kleen responded on May 23, 2002, asking the Court to deny the Onyx objection in its entirety.

ABOUT SAFETY-KLEEN CORP.
         Based in Columbia, South Carolina, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the United States, Canada, Mexico and Puerto Rico. Safety-Kleen Corp. is currently under Chapter 11 bankruptcy protection, which it entered into voluntarily on June 9, 2000.

PRIVATE SECURITIES LITIGATION REFORM ACT
         Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with the sale of the Chemical Services Division; emergence from Chapter 11 bankruptcy protection; continued productive relations with creditors; the continued availability of credit; changes in demand for the Company's services; and competition.

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